CERTIFICATION BY THE PRINCIPAL EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350) The certification set forth below is being submitted in connection with the Annual Report on Form 20-F of Klarna Group plc (the "Company") for the fiscal year ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the "Report"). I, Sebastian Siemiatkowski ,Chief Executive Officer, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge: (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request. Date: February 26, 2026 By: /s/ Sebastian Siemiatkowski Name: Sebastian Siemiatkowski Title: Chief Executive Officer